UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OCA Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO STOCKHOLDERS OF OCA ACQUISITION CORP.

1345 Avenue of the Americas, 33rd Floor
New York, New York 10105

Dear OCA Acquisition Corp. Stockholder:

You are cordially invited to attend a special meeting of OCA Acquisition Corp., a Delaware corporation (“OCA”), which will be held on January 18, 2023, at 11:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).

You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/ocaacquisition/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.

The accompanying notice of the Stockholder Meeting and proxy statement describe the business OCA will conduct at the Stockholder Meeting and provide information about OCA that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated December 30, 2022, and is first being mailed to stockholders on or about that date, the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend OCA’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which OCA has to consummate a Business Combination (as defined below) (the “Charter Extension”) from January 20, 2023 (the “Original Termination Date”) to April 20, 2023 (the “Charter Extension Date”) and to allow OCA, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis up to nine times by an additional one month each time after the Charter Extension Date, by resolution of OCA’s board of directors (the “Board”), if requested by OCA Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until January 20, 2024 (each, an “Additional Charter Extension Date”) or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or the “Public Stock”), and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”) in the capital of OCA represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Both of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) of the lesser of (a) $270,000 or (b) $0.18 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by OCA to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that OCA has not consummated a Business Combination by April 20, 2023, without approval of the holders of OCA’s

Public Stock (the “Public Stockholders”), OCA may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to twelve additional months to complete a Business Combination), provided that the Lender will deposit into the Trust Account: for each such monthly extension, the lesser of (a) $90,000 or (b) $0.06 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting for an aggregate deposit of up to the lesser of (x) $810,000 or (y) $0.54 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by OCA to the Lender. If OCA completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants (as defined below). If OCA does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The purpose of the Extension Amendment Proposal is to allow OCA additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on any Business Combination at this time.

The Certificate of Incorporation provides that OCA has until the Original Termination Date to complete its initial Business Combination. The Board has determined that it is advisable and in the best interests of OCA to seek an extension of the Original Termination Date and have OCA’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, OCA believes that it may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, OCA would be precluded from completing a Business Combination and would be forced to redeem the Public Stock and dissolve and liquidate in accordance with the Delaware General Corporation Law (“DGCL”) and the Certificate of Incorporation.

OCA reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled, and a Business Combination is not consummated prior to the Original Termination Date, OCA will, promptly following the Original Termination Date, redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.

As contemplated by the Certificate of Incorporation, the holders of Public Stock issued as part of the units sold in OCA’s initial public offering, may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of OCA’s initial public offering and the concurrent sale of private placement warrants (the “Private Placement Warrants”), if the Charter Extension is implemented (the “Redemption”), regardless of how such Public Stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned) and the amendment to the Certificate of Incorporation (the “Charter Amendment”) is filed, holders of Public Stock remaining after the Redemption will retain their right to have their Public Stock redeemed in connection with a Business Combination or upon the Charter Extension Date or Additional Charter Extension Date, as applicable , subject to any limitations set forth in the Certificate of Incorporation, as amended by the Charter Amendment.

On December 27, 2022, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.27 (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $153,489,126.88 as of December 27, 2022 (including interest not previously released to OCA to pay its franchise and income taxes), divided by the total number of then outstanding shares of Public Stock. The redemption price per share may increase between December 27, 2022 and the date that is two business days prior to the Stockholder Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date. The closing price of Public Stock on December 27, 2022, the most recent practicable date prior to the date of this proxy statement, was $10.25 per share. If the closing price of the Public Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $0.02 more per share than if the shares were sold in the open market (based on the current per share redemption price). OCA cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. OCA believes that such redemption right enables its Public Stockholders to determine whether or not to sustain their investments for an additional period if OCA does not complete a Business Combination on or before the Original Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, OCA will not proceed with the Charter Extension if OCA will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. OCA cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $153,489,126.88 that was in the Trust Account as of December 27, 2022 (including interest not previously released to OCA to pay its franchise and income taxes).

If the Extension Amendment Proposal is not approved and a Business Combination is not completed, in each case on or before the Original Termination Date, OCA will, promptly following the Original Termination Date: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to OCA’s warrants, which will expire worthless in the event of our winding up.

The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum or there are not sufficient votes to approve the Extension Amendment Proposal at the Stockholder Meeting.

The Board has fixed the close of business on December 22, 2022 (the “Record Date”) as the date for determining OCA’s stockholders entitled to receive notice of and vote at the Stockholder Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof.

OCA believes that it is advisable and in the best interests of OCA’s stockholders that OCA obtain the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are advisable and in the best interests of OCA and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Stockholder Meeting. The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Stockholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Stockholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Stockholder Meeting and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and no effect on the approval of the Adjournment Proposal. If you are a stockholder of record and you wish to attend the Stockholder Meeting and vote at the meeting, you may do so, even if you previously returned a proxy. If you previously returned a proxy it will be automatically revoked if you attend the Stockholder Meeting and vote at the meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO OCA’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED VOTE AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Stockholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, OCA urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of OCA Acquisition Corp.
/s/ David Shen
David Shen
Chief Executive Officer, President and Director

OCA ACQUISITION CORP.
1345 Avenue of the Americas, 33rd Floor
New York, New York 10105

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
OF OCA ACQUISITION CORP.
TO BE HELD ON JANUARY 18, 2023

To the Stockholders of OCA Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of OCA Acquisition Corp., a Delaware corporation (“OCA”), will be held on January 18, 2023, at 11:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).

You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/ocaacquisition/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.

You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend OCA’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which OCA has to consummate a Business Combination (as defined below) (the “Charter Extension”) from January 20. 2023 (the “Original Termination Date”) to April 20, 2023 (the “Charter Extension Date”) and to allow OCA, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis up to nine times by an additional one month each time after the Charter Extension Date, by resolution of OCA’s board of directors (the “Board”), if requested by OCA Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until January 20, 2024 (each, an “Additional Charter Extension Date”) or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”); a copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; and (ii) an adjournment proposal to adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of OCA common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”) (unless OCA determines that it is not necessary to hold the Stockholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated December 30, 2022 and is first being mailed to stockholders on or about that date.

The full text of the proposals to be voted upon at the Stockholder Meeting is as follows:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend OCA’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which OCA has to consummate a Business Combination (as defined below) (the “Charter Extension”) from January 20, 2023 (the “Original Termination Date”) to April 20, 2023 (the “Charter Extension Date”) and to allow OCA, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to nine times by an additional one month each time after the Charter Extension Date, by resolution of OCA’s board of directors (the “Board”), if requested by OCA Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until January 20, 2024 (each, an “Additional Charter Extension Date”) or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or the “Public Stock”), and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”) in the capital of OCA represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Both of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) of the lesser of (a) $270,000 or (b) $0.18 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by OCA to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that OCA has not consummated a Business Combination by April 20, 2023, without approval of the holders of OCA’s Public Stock (the “Public Stockholders”), OCA may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to twelve additional months to complete a Business Combination), provided that the Lender will deposit into the Trust Account: for each such monthly extension, the lesser of (a) $90,000 or (b) $0.06 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting for an aggregate deposit of up to the lesser of (x) $810,000 or (y) $0.54 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by OCA to the Lender. If OCA completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants (as defined below). If OCA does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The purpose of the Extension Amendment Proposal is to allow OCA additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on any Business Combination at this time.

The Certificate of Incorporation provides that OCA has until the Original Termination Date to complete its initial Business Combination. The Board has determined that it is advisable and in the best interests of OCA to seek an extension of the Original Termination Date and have OCA’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, OCA believes that it may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, OCA would be forced to redeem the Public Stock and dissolve and liquidate in accordance with the Delaware General Corporation Law (the “DGCL”) and the Certificate of Incorporation.

OCA reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled, and a Business Combination is not consummated prior to the Original Termination Date, OCA will, promptly following the Original Termination Date, redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.

OCA believes that it is advisable and in the best interests of OCA’s stockholders that OCA obtain the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are advisable and in the best interests of OCA and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Certificate of Incorporation, the holders of shares of Public Stock issued as part of the units sold in OCA’s initial public offering may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of OCA’s initial public offering (the “IPO”) and the concurrent sale of private placement warrants (the “Private Placement Warrants”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned) and the amendment to the Certificate of Incorporation (the “Charter Amendment”) is filed, holders of Public Stock remaining after the Redemption will retain their right to have their Public Stock redeemed in connection with a Business Combination or upon the Charter Extension Date or Additional Charter Extension Date, as applicable , subject to any limitations set forth in the Certificate of Incorporation, as amended by the Charter Amendment.

On December 27, 2022, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.27 (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $153,489,126.88 as of December 27, 2022 (including interest not previously released to OCA to pay its franchise and income taxes), divided by the total number of then outstanding shares of Public Stock. The redemption price per share may increase between December 27, 2022 and the date that is two business days prior to the Stockholder Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date. The closing price of Public Stock on December 27, 2022, the most recent practicable date prior to the date of this proxy statement, was $10.25 per share. If the closing price of the Public Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $0.02 more per share than if the shares were sold in the open market (based on the current per share redemption price). OCA cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. OCA believes that such redemption right enables its Public Stockholders to determine whether or not to sustain their investments for an additional period if OCA does not complete a Business Combination on or before the Original Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, OCA will not proceed with the Charter Extension if OCA will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. OCA cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $153,489,126.88 that was in the Trust Account as of December 27, 2022 (including interest not previously released to OCA to pay its franchise and income taxes).

If the Extension Amendment Proposal is not approved and a Business Combination is not completed, in each case on or before the Original Termination Date, OCA will, promptly following the Original Termination Date: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to OCA’s warrants, which will expire worthless in the event of our winding up.

In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the 3,737,500 shares of Class B Common Stock, which were issued to the Sponsor prior to the IPO, and 7,057,500 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the Public Stock.

If OCA liquidates, the Sponsor has agreed that it will be liable to OCA if and to the extent any claims by a third party for services rendered or products sold to OCA, or a prospective target business with which OCA has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.15 per share of Public Stock and (ii) the actual amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act or 1933, as amended. However, OCA has not asked the Sponsor to reserve for such indemnification obligations, nor has OCA independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of OCA. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which shares of Public Stock will be redeemed from cash held in the Trust Account will be approximately $10.27. Nevertheless, OCA cannot assure you that the per share distribution from the Trust Account, if OCA liquidates, will not be less than $10.27, plus interest, due to unforeseen claims of creditors.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO OCA’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES OF COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

With respect to the regulation of special purpose acquisition companies (“SPACs”) like OCA, on March 30, 2022, the Securities and Exchange Commission (the “SEC”) issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended. The proposal is consistent with less formal positions recently taken by the staff of the SEC. To mitigate the risk of being viewed as operating an unregistered investment company, OCA currently intends, prior to the Stockholder Meeting, to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and the liquidation of OCA. Interest on such deposit account is currently approximately 2.5-3.0% per annum, but such deposit account carries a variable rate and OCA cannot assure you that such rate will not decrease or increase significantly.

The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum or there are not sufficient votes to approve the Extension Amendment Proposal at the Stockholder Meeting.

Record holders of Common Stock at the close of business on December 22, 2022 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 14,950,000 issued and outstanding shares of Public Stock and 3,737,500 issued and outstanding shares of Class B Common Stock held by the Sponsor. OCA’s warrants and rights do not have voting rights.

The Sponsor and OCA’s officers and directors intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting and have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Common Stock held by them in connection with this Stockholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Sponsor holds approximately 20% of the issued and outstanding shares of Common Stock and OCA’s officers and directors do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 8,409,376 shares of Public Stock (or approximately 56.25% of the Public Stock) and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 5,606,251 shares of Public Stock (or approximately 37.5% of the Public Stock) if all shares of Public Stock are represented at the Stockholder Meeting and cast votes, and the affirmative vote of at least 934,376 shares of Public Stock (or approximately 6.25% of the Public Stock) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.

The accompanying proxy statement contains important information about the Stockholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, OCA urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated December 30, 2022 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of OCA Acquisition Corp.
/s/ David Shen
David Shen
Chief Executive Officer, President and Director
December 30, 2022

i

OCA ACQUISITION CORP.
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 18, 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of OCA Acquisition Corp., a Delaware corporation (“OCA”) with respect to, among other things, OCA’s capital resources and results of operations. Likewise, OCA’s financial statements and all of OCA’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect OCA’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. OCA does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        OCA’s ability to complete a Business Combination (as defined below);

•        the anticipated benefits of a Business Combination;

•        the volatility of the market price and liquidity of the Public Stock and other securities of OCA; and

•        the use of funds not held in the Trust Account (as described herein) or available to OCA from interest income on the Trust Account balance.

While forward-looking statements reflect OCA’s good faith beliefs, they are not guarantees of future performance. OCA disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause OCA’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in OCA’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 and in other reports OCA files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to OCA (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 31, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on May 13, 2022, August 15, 2022 and November 14, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Extension will enable us to complete a Business Combination.

Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the Charter Extension Date or the relevant Additional Charter Extension Date (as defined below), if applicable. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control, including the ability to reach agreement on the definitive terms of a Business Combination. If the Charter Extension is approved and the Company determines that it is in the best interest of its stockholders to pursue a Business Combination, the Company expects to seek stockholder approval of such Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Extension, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Charter Extension or a Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022, which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on the Nasdaq Stock Market LLC (“Nasdaq”), we believe that we are a “covered corporation” for this purpose. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax and on December 27, 2022, issued a notice of its intent to issue proposed regulations addressing the application of the Excise Tax. Nevertheless, it remains uncertain whether, and/or to what extent, the Excise Tax could apply to any redemptions of our Public Stock after December 31, 2022, including any redemptions in connection with a Business Combination or in the event we do not consummate a Business Combination by the Charter Extension Date (as defined below).

As described under “Proposal No. 1 — The Extension Amendment Proposal,” if the Original Termination Date (as defined below, currently January 20, 2023) is extended, our public stockholders will have the right to require us to redeem their shares of Public Stock. Any redemption or other repurchase that we make that occurs after December 31, 2022 may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with our initial business combination, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of a Business Combination), (iv) whether we consummate a Business Combination by the Charter Extension Date and (v) the content of regulations and other guidance from the U.S. Department of Treasury.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a Business Combination and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate OCA at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other items, to disclosures in business combination transactions between SPACs such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, ta Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing a Business Combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate OCA at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate OCA.

As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as OCA could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). OCA would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate OCA. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we currently intend, prior to the Stockholder Meeting, to instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of OCA.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend to, prior to the Stockholder Meeting, instruct Continental (as defined below), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination and liquidation of OCA. Interest on such deposit account is currently approximately 2.5 – 3.0% per annum, but such deposit account carries a variable rate and OCA cannot assure you that such rate will not decrease or increase significantly. Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash an interest-bearing demand deposit account would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of OCA.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate OCA. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the Stockholder Meeting, and instead hold all funds in the Trust Account in as cash items which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of OCA. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

The Sponsor, our directors and executive officers, and their respective affiliates, represent in the aggregate approximately 20% of our voting power, and they have indicated they intend to vote in favor of the Extension Amendment Proposal.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers and their affiliates beneficially owned and were entitled to vote an aggregate of 3,737,500 shares of Class B Common Stock, representing approximately 20% of the voting power of the Company. The Extension Amendment Proposal must be approved by affirmative vote of holders of a majority of the voting power of the then outstanding shares of OCA’s Common Stock, voting together as a single class, that are voted at the Special Meeting.

In the event the Extension Amendment Proposal is approved and we amend our Certificate, Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Stock”), units and warrants are listed on the Nasdaq Capital Market (“Nasdaq”). We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A Common Stock include, among other things, the requirement to maintain at least 300 public holders and at least 500,000 publicly held shares. Pursuant to the terms of the Certificate, in the event the Extension Amendment Proposal is approved and the Certificate is amended, Public Stockholders may elect to redeem their shares of Public Stock and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A Common Stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A Common Stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our Public Stock in connection with the amendment of our Certificate pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common Stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a business combination with such target.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated. The managing member and majority owner of the voting interests of the Company’s Sponsor, Olympus Capital Asia V, L.P., is a Cayman entity. Less than 20% of the direct and indirect minority investors in the Sponsor are non-US persons; including two directors of the Company, who are citizens of Australia and France, respectively. In July 2022, Antara Capital LP, a Delaware limited partnership (“Antara”), acquired a majority economic, non-voting interest in the Sponsor. Antara was founded by Himanshu Gulati in 2018 and invests across a wide variety of financial instruments, including loans, bonds, convertible bonds, stressed/distressed credit and special situation equity investments. Antara is a Delaware limited partnership, which is 81.5% owned by U.S. persons and 18.5% owned by non-U.S. persons, all of whom are from the Cayman Islands.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting (as defined below) and the proposals to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to OCA stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on January 18, 2023, at 11:00 a.m., Eastern Time. The Stockholder Meeting will be held as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/ocaacquisition/2023.

Q:     Why am I receiving this proxy statement?

A:     OCA is a blank check company formed as a Delaware corporation for the purpose of effecting an initial business combination with one or more businesses.

On January 20, 2021, OCA consummated its initial public offering (the “IPO”) of 14,950,000 units (the “Units”). Each Unit consists of one share of Class A Common Stock and one-half of one redeemable warrant of the Company, with each full warrant entitling the holder thereof to purchase one share of common stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to OCA of $149,500,000. Simultaneously with the closing of the IPO, OCA completed the private sale of an aggregate of 7,057,500 warrants to the Sponsor at a purchase price of $1.00 per private placement warrant (the “Private Placement Warrants”), generating gross proceeds of $7,057,500. A total of $151,742,500, comprised of $144,685,000 of the proceeds from the IPO and $7,057,500 of the proceeds of the sale of the private placement warrants was placed in the trust account maintained by Continental, acting as trustee (the “Trust Account”). Like most blank check companies, OCA’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) provides for the return of the IPO proceeds held in trust to the holders of shares of Public Stock if there is no qualifying business combination(s) consummated on or before January 20, 2023 (the “Original Termination Date”).

Without the Charter Extension (as defined below), OCA believes that OCA might not, despite its best efforts, be able to complete its initial business combination (a “Business Combination”) on or before January 20, 2023. OCA believes that it is advisable and in the best interests of OCA’s stockholders to continue OCA’s existence until April 20, 2023, or up to January 20, 2024, in order to allow OCA additional time to complete a Business Combination and is therefore holding this Stockholder Meeting.

Q:     When and where will the Stockholder Meeting be held?

A:     The Stockholder Meeting will be held on January 18, 2023, at 11:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/ocaacquisition/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.

Q:     How do I vote?

A:     If you were a holder of record of shares of Public Stock on December 22, 2022 (the “Record Date”), you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on January 17, 2023.

Voting Electronically.    You may attend and vote at the Stockholder Meeting by visiting https://www.cstproxy.com/ocaacquisition/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:     How do I attend the virtual Stockholder Meeting?

A:     If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Stockholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Stockholder Meeting starting January 13, 2023, at 9:00 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/ocaacquisition/2023, enter your control number, name and email address. Once you pre-register, you can vote or enter questions in the chat box. At the start of the Stockholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.

Stockholders who hold their investments through a bank or broker will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting, you will need to have a legal proxy from your bank or broker or, if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing +1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 3169068#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

Q:     What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?

A:     OCA stockholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend OCA’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which OCA has to consummate a Business Combination (as defined below) (the “Charter Extension”) from January 20, 2023 (the “Original Termination Date”) to April 20, 2023 (the “Charter Extension Date”) and to allow OCA, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis up to nine times by an additional one month each time after the Charter Extension Date, by resolution of OCA’s board of directors (the “Board”), if requested by OCA Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until January 20, 2024 (each, an “Additional Charter Extension Date”) or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment, which we refer to as the “Charter Amendment,” is set forth in Annex A to this proxy statement; and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A Common Stock and Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”) in the capital of OCA represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account of the lesser of (a) $270,000 or (b) $0.18 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by OCA to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that OCA has not consummated a Business Combination by April 20, 2023, without approval of OCA’s public stockholders, OCA may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to twelve additional months to complete a Business Combination), provided that the Lender will deposit into the Trust Account for each such monthly extension, the lesser of (a) $90,000 or (b) $0.06 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting for an aggregate deposit of up to the lesser of (x) $810,000 or (y) $0.54 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by OCA to the Lender. If OCA completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants. If OCA does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal” and “Proposal No. 2 — The Adjournment Proposal”.

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are advisable and in the best interests of OCA and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of OCA and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and OCA’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:     Am I being asked to vote on a proposal to elect directors?

A:     No. Holders of Public Stock are not being asked to vote on the election of directors at this time.

Q:     Are the proposals conditioned on one another?

A:     Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. OCA will not proceed with the Charter Extension if OCA will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account any redemptions of Public Stock by public stockholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Charter Extension (the “Redemptions”).

If the Charter Extension is implemented and one or more OCA stockholders elect to redeem their Public Stock pursuant to the Redemption, OCA will remove from the Trust Account and deliver to the holders of such redeemed Public Stock an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock, including interest earned on the funds held in the Trust Account and not previously released to OCA to pay its franchise and income taxes, if any, and retain the remainder of the funds in the Trust Account for OCA’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Stock in connection with a Business Combination.

The Adjournment Proposal is conditional on OCA not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Stockholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Extension Amendment Proposal is approved at the Stockholder Meeting, the Adjournment Proposal will not be presented.

Q:     Why is OCA proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:     OCA’s Certificate of Incorporation provides for the return of the IPO proceeds held in trust to the holders of Public Stock sold in the IPO if there is no qualifying business combination consummated on or before the Original Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow OCA additional time to complete a Business Combination.

Without the Charter Extension, OCA believes that it may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, OCA would be forced to redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.

If the Extension Amendment Proposal is not approved by OCA’s stockholders, OCA may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by OCA’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal.

OCA reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled, and a Business Combination is not consummated prior to the Original Termination Date, OCA will, promptly following the Original Termination Date, redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.

In addition, OCA will not proceed with the Charter Extension if OCA will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions. In this event, OCA will, promptly following the Original Termination Date, redeem the Public Stock and dissolve and liquidate in accordance with the DGCL and the Certificate of Incorporation.

Q:     What constitutes a quorum?

A:     A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who beneficially owns approximately 20% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, an additional 5,606,251 shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum. Because the Extension Amendment Proposal and the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. Therefore, we do not expect to receive any broker non-votes. However, if a broker receives instructions on one proposal and not the other, the broker may vote on the proposal for which it received instruction, and record a broker non-vote with respect to the proposal upon which it did not receive instructions. Any such broker non-votes received will count towards quorum at the Stockholder Meeting. In the absence of a quorum, the chairman of the Stockholder Meeting has the power to adjourn the Stockholder Meeting.

Q:     What vote is required to approve the proposals presented at the Stockholder Meeting?

A:     The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Q:     How will the Sponsor and OCA’s directors and officers vote?

A:     The Sponsor and OCA’s directors and officers intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal and the Adjournment Proposal.

The Sponsor is not entitled to redeem any Common Stock held by it in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 3,737,500 shares of Common Stock, representing approximately 20% of OCA’s issued and outstanding shares of Common Stock.

Q:     Who is OCA’s Sponsor?

A:     OCA’s sponsor is OCA Acquisition Holdings LLC, a Delaware limited liability company. The Sponsor currently owns 3,737,500 shares of Common Stock and 7,057,500 Private Placement Warrants of OCA. Olympus Capital Asia V, L.P. currently is the majority and managing member of OCA Acquisition Holdings LLC. Messrs. Shen, Glat and Mintz are managing directors of Olympus Capital, the investment adviser to Olympus Capital Asia V, L.P., and each own indirect interests in Olympus Capital Asia V, L.P. As such, each such person may be deemed to have or share beneficial ownership of the Class B Common Stock held directly by OCA Acquisition Holdings LLC. In July 2022, Antara acquired a majority economic, non-voting interest in the Sponsor. Antara was founded by Himanshu Gulati in 2018 and invests across a wide variety of financial instruments, including loans, bonds, convertible bonds, stressed/distressed credit and special situation equity investments.

The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in the Business Combination would be a “covered transaction” (as defined in 31 CFR 800.213). However, it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including review by CFIUS, and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by January 20, 2023 (or up to January 20, 2024 if extended) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive approximately $10.27 per share of Public Stock, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     OCA believes stockholders will benefit from OCA consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which OCA must complete a Business Combination until the Charter Extension Date (or Additional Charter Extension Date, if applicable). Without the Charter Extension, OCA believes that OCA may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, OCA would be required to cease all operations except for the purpose of winding up, redeem out of funds lawfully available therefor all then outstanding Public Shares, and dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by OCA’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates to approve the Extension Amendment Proposal.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Stockholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Common Stock will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Stockholder Meeting in person or by proxy, or if you do attend the Stockholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, your Common Stock will not be counted for the purposes of determining whether the Adjournment Proposal is approved, and your Common Stock which are not voted at the Stockholder Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, this will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:     How are the funds in the Trust Account currently being held?

A:     With respect to the regulation SPACs like OCA, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since OCA’s IPO, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), OCA currently intends, prior to the Stockholder Meeting, to instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of OCA. Interest on such deposit account is currently approximately 2.5 – 3.0% per annum, but such deposit account carries a variable rate and OCA cannot assure you that such rate will not decrease or increase significantly.

Q:     Will you seek any further extensions to liquidate the Trust Account?

A:     Other than as described in this proxy statement, OCA does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal, OCA may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof and a Business Combination is not completed, in each case on or before the Original Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, OCA will, promptly following the Original Termination Date: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

The Sponsor waived its right to participate in any liquidation distribution with respect to the 3,737,500 shares of Common Stock held by it. There will be no distribution from the Trust Account with respect to OCA’s warrants, which will expire worthless in the event OCA dissolves and liquidates the Trust Account.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     If the Extension Amendment Proposal is approved, OCA will file the Charter Amendment with the Delaware Secretary of State, make the required deposits to the Trust Account, and will continue to attempt to consummate a Business Combination until the applicable Termination Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock will reduce the amount remaining in the Trust Account and increase the percentage interest of OCA held by the Sponsor. In addition, OCA’s Certificate of Incorporation provides that OCA cannot redeem or repurchase Public Stock to the extent such redemption would result in OCA’s failure to have at least $5,000,001 of net tangible assets. As a result, OCA will not proceed with the Charter Extension if OCA will not have at least $5,000,001 of net tangible assets after the Redemptions.

Q:     Is my vote for or against the Extension Amendment Proposal sufficient to request redemption of my shares or do I need to request that my shares be redeemed separately?

A:     No. The process to have your shares redeemed in connection with the Extension Amendment Proposal is separate from your vote. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to have your shares redeemed if the Charter Extension is implemented. However, your vote is not sufficient by itself to request redemption and you will need to submit a redemption request for your shares if you wish to have your shares redeemed.

Q:     What amount will holders receive upon consummation of the Business Combination or upon the applicable Termination Date if the Extension Proposal is approved?

A:     If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the Stockholder Meeting, the Lender shall make a deposit into the Trust Account of the lesser of (a) $270,000 or (b) $0.18 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by OCA to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that OCA has not consummated a Business Combination by April 20, 2023, without approval of OCA’s public stockholders, OCA may, by resolution of the Board, if requested by the Sponsor, and upon five days’

advance notice prior to the applicable Termination Date extend the Termination Date up to nine times, each by one additional month (for a total of up to twelve additional months to complete a Business Combination), provided that the Lender will deposit into the Trust Account for each such monthly extension, the lesser of (a) $90,000 or (b) $0.06 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting for an aggregate deposit of up to the lesser of (x) $810,000 or (y) $0.54 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by OCA to the Lender. If OCA completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants. If OCA does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

If the Extension Amendment Proposal is approved, OCA’s Public Stockholders will retain their right have their Public Stock redeemed in connection with a Business Combination, or upon the Charter Extension Date or Additional Charter Extension Date, as applicable, subject to any limitations set forth in the Certificate of Incorporation, as amended by the Charter Amendment.

If the Extension Amendment Proposal is approved and OCA does not complete a Business Combination by the Charter Extension Date or the Additional Charter Extension Date, if applicable, then as contemplated by and in accordance with the Certificate of Incorporation, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, and such redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Q:     Am I being asked to vote on a Business Combination at this Stockholder Meeting?

A:     No. You are not being asked to vote on a Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the Record Date for the Stockholder Meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to stockholders and will retain the right to redeem your public shares for cash in connection with a Business Combination or liquidation.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether or not you are a holder of Public Stock on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Stock of OCA on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by stockholders who will redeem their Public Stock and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Stock holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. Stockholders may send a later-dated, signed proxy card to OCA Acquisition Corp., at 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105, so that it is received by OCA prior to the vote at the Stockholder Meeting (which is scheduled to take place on January 18, 2023) or attend the virtual Stockholder Meeting and vote electronically. Stockholders also may revoke their proxy by sending a notice of revocation to OCA’s Chief

Executive Officer, which must be received by OCA’s Chief Executive Officer prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes, if any. The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Stockholders who attend the Stockholder Meeting, either in person or by proxy, will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Stockholder Meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.

With respect to the Extension Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal. Any broker non-votes received on the Extension Amendment Proposal will have the same effect as a vote against the Extension Amendment Proposal.

With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal. Any broker non-votes received on the Adjournment Proposal will not affect the outcome of the vote on the Adjournment Proposal.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to OCA or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal and Adjournment proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.

If you are a OCA stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Extension Amendment Proposal or the Adjournment Proposal at the Stockholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide. If your broker does not vote, it will have the same effect as if you voted against the Extension Amendment Proposal and no effect on the vote on the Adjournment Proposal.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal the Board has determined that the Extension Amendment Proposal is advisable and in the best interests of OCA and its stockholders. The Board recommends that OCA’s stockholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is advisable and in the best interests of OCA and its stockholders and recommends that OCA’s stockholders vote “FOR” the Adjournment Proposal, if presented.

Q:     What interests do OCA’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     OCA’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Common Stock and Private Placement Warrants. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and OCA’s Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to OCA’s stockholders in connection with the Extension Amendment Proposal. However as described herein, you may exercise redemption rights in connection with the Extension Amendment Proposal.

Q:     If I am a Public Warrant (defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:     No. The holders of public warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one share of Common Stock at an exercise price of $11.50 per whole share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee, and determine if you desire to exercise redemption rights in connection with the Extension Amendment Proposal.

Q:     How do I exercise my redemption rights?

A:     If you are a holder of Common Stock and wish to exercise your right to have your Common Stock redeemed in connection with the Extension Amendment Proposal, you must:

I.       (a) hold Common Stock or (b) hold Common Stock through Units and elect to separate your Units into the underlying Common Stock and Public Warrants prior to exercising your redemption rights with respect to the Common Stock;

II.     prior to 5:00 p.m., Eastern Time, on January 13, 2023 (two business days prior to the initially scheduled vote at the Stockholder Meeting) (a) submit a written request to the Transfer Agent that OCA redeem all or a portion of your Common Stock for cash and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

III.    deliver your Common Stock to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Common Stock and Public Warrants prior to exercising redemption rights with respect to the Common Stock. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Common Stock and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Common Stock will be entitled to request that their Common Stock be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Stockholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to OCA to pay its franchise and income taxes, divided by the number of then-outstanding shares of Common Stock. As of December 27, 2022, this would have amounted to approximately $10.27 per share of Public Stock.

However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which have priority over the redemption rights of our public stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public stockholders electing to redeem their Common Stock will be distributed promptly after the Stockholder Meeting.

Any request for redemption, once made by a holder of Common Stock, may be withdrawn at any time until the deadline for exercising redemption requests, unless approved by the Board. If you tender or deliver your shares for redemption to the Transfer Agent and later decide prior to the deadline for exercising redemption requests not to elect redemption, you may request that OCA instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

No request for redemption will be honored unless the holder’s shares have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on January 13, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting).

If a holder of Common Stock properly makes a request for redemption and the Common Stock is tendered or delivered as described above, then, OCA will, subject to the availability of lawful funds, redeem Common Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Common Stock and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

If the Stockholder Meeting is abandoned for any reason, then holders of Public Stock shall not have the right to redeem their Public Stock at this time.

Q:     What are the U.S. federal income tax consequences of exercising my redemption rights?

A:     The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:     What should I do if I receive more than one set of voting materials for the Stockholder Meeting?

A:     You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?

A:     OCA will pay the cost of soliciting proxies for the Stockholder Meeting. OCA has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Stockholder Meeting. OCA will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of OCA may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: OCA@investor.morrowsodali.com

You also may obtain additional information about OCA from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Common Stock and you intend to seek redemption of your shares, you will need to tender or deliver your shares of Common Stock (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on January 13, 2023 (two business days prior to the date of the Stockholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SPECIAL MEETING OF OCA STOCKHOLDERS

This proxy statement is being provided to OCA stockholders as part of a solicitation of proxies by the Board for use at the special meeting of OCA stockholders to be held on January 18, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Stockholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about December 30, 2022 to all stockholders of record of OCA as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.

Date, Time and Place of Stockholder Meeting

The Stockholder Meeting will be held on January 18, 2023, at 11:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/ocaacquisition/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.

You can pre-register to attend the virtual Stockholder Meeting starting January 13, 2023, at 9:00 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/ocaacquisition/2023, enter your control number, name and email address. Once you pre- register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.

Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing +1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 3169068#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

The Proposals at the Stockholder Meeting

At the Stockholder Meeting, OCA stockholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend OCA’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which OCA has to consummate a Business Combination (as defined below) (the “Charter Extension”) from January 20, 2023 (the “Original Termination Date”) to April 20, 2023 (the “Charter Extension Date”) and to allow OCA, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis up to nine times by an additional one month each time after the Charter Extension Date, by resolution of OCA’s board of directors (the “Board”), if requested by OCA Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until January 20, 2024 (each, an “Additional Charter Extension Date”) or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to this proxy statement; and

2.      Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock in the capital of OCA represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Lender shall make a deposit into the Trust Account of the lesser of (a) $270,000 or (b) $0.18 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by OCA to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that OCA has not consummated a Business Combination by April 20, 2023, without approval of OCA’s public stockholders, OCA may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date extend the Termination Date up to nine times, each by one additional month (for a total of up to twelve additional months to complete a Business Combination), provided that the Lender will deposit into the Trust Account for each such monthly extension, the lesser of (a) $90,000 or (b) $0.06 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting for an aggregate deposit of up to the lesser of (x) $810,000 or (y) $0.54 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by OCA to the Lender. If OCA completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants. If OCA does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Voting Power; Record Date

As a stockholder of OCA, you have a right to vote on certain matters affecting OCA. The proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on December 22, 2022, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 18,687,500 issued and outstanding shares of Common Stock, of which 14,950,000 shares of Common Stock are held by public stockholders and 3,737,500 shares of Common Stock are held by the Sponsor.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who owns approximately 20% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, an additional 5,606,251 shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum.

Abstentions

Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and no effect on the approval of the Adjournment Proposal.

Under Nasdaq rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders or has received instructions as to how to vote on some but not all of the “nonroutine” proposals, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

The Extension Amendment Proposal and Adjournment proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Stockholder Meeting without your instruction.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

The Sponsor and OCA’s officers and directors intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting. As of the date of this proxy statement, the Sponsor owns approximately 20% of the issued and outstanding shares of Common Stock and OCA’s officers and directors do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor).

The following table reflects the number of additional shares of Public Stock required to approve each proposal:

Proposal	Approval Standard	Number of Additional Shares of Public Stock Required To Approve Proposal
		If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	65% of Issued and Outstanding Shares of Common Stock	N/A	8,409,376
Adjournment Proposal	Majority of Voted Stock	934,376	5,606,251

Voting Your Shares

If you were a holder of record of Common Stock as of the close of business on the Record Date for the Stockholder Meeting, you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your Common Stock at the Stockholder Meeting:

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on January 17, 2023.

Voting Electronically.    You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/ocaacquisition/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify OCA’s Chief Executive Officer in writing to OCA Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105, before the Stockholder Meeting that you have revoked your proxy; or

•        you may attend the virtual Stockholder Meeting, and vote electronically, as indicated above.

No Additional Matters

The Stockholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Bylaws of OCA (the “Bylaws”), other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.

Who Can Answer Your Questions about Voting

If you are an OCA stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing OCA@investor.morrowsodali.com.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem, out of funds legally available therefor, their for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension and the availability of lawful funds,, any stockholder holding Common Stock may demand that OCA redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $10.27 per share of Public Stock as of December 27, 2022), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, OCA will, subject to funds being legally available therefor, redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting. However, OCA will not proceed with the Charter Extension if OCA will not have at least $5,000,001 of net tangible assets after taking into account all Redemptions. In that case the Charter Extension will not become effective and, promptly following the Original Termination Date, the Company will cease operating, redeem the Public Stock out of funds lawfully available therefor, and dissolve pursuant to the DGCL and the Certificate of Incorporation.

As a holder of Common Stock, you will be entitled to receive cash for any Common Stock to be redeemed only if you:

(i)     (a) hold Common Stock or (b) hold Common Stock through Units and elect to separate your Units into the underlying Common Stock and Public Warrants prior to exercising your redemption rights with respect to the Common Stock;

(ii)    submit a written request to the Transfer Agent, in which you (a) request that OCA redeem all or a portion of your Common Stock for cash, and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

(iii)   deliver your Common Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on January 13, 2023 (two business days prior to the initially scheduled Stockholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of OCA that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Common Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (as amended) (the “Exchange Act”)), will be restricted from redeeming its Common Stock with respect to more than an aggregate of 15% of the outstanding shares of Public Stock, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding shares of Public Stock, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Public Stock on December 27, 2022, the most recent practicable date prior to the date of this proxy statement, was $10.25 per share. The cash held in the Trust Account on December 27, 2022 was approximately $153,489,126.88 (including interest not previously released to OCA to pay its franchise and income taxes) (approximately $10.27 per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. OCA cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares of Public Stock (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to OCA’s stockholders in connection with the Extension Amendment Proposal. However, holders of Public Stock may elect to have their shared redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

OCA is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. OCA has engaged Morrow Sodali to assist in the solicitation of proxies for the Stockholder Meeting. OCA and its directors, officers and employees may also solicit proxies in person. OCA will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

OCA will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. OCA will pay Morrow Sodali a fee of $30,000.00, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as OCA’s proxy solicitor. OCA will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to OCA stockholders. Directors, officers and employees of OCA who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

OCA is proposing to amend its Certificate of Incorporation to extend the date by which OCA has to consummate a Business Combination to the Charter Extension Date so as to give OCA additional time to complete a Business Combination.

Without the Charter Extension, OCA believes that OCA may not be able to complete a Business Combination on or before the Original Termination Date. If that were to occur, OCA would be required to cease all operations except for the purpose of winding up, redeem out of funds lawfully available therefor all then outstanding Public Shares, and dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

As contemplated by the Certificate of Incorporation, the holders of Public Stock may, subject to the availability of lawful funds, elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On December 27, 2022, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.27 (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $153,489,126.88 as of December 27, 2022 (including interest not previously released to OCA to pay its franchise and income taxes), divided by the total number of then outstanding Public Stock. The redemption price per share may increase between December 27, 2022 and the date that is two business days prior to the Stockholder Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date (less any amounts released to OCA to pay its franchise and income taxes between such dates). The closing price of the Common Stock on Nasdaq on December 27, 2022 was $10.25. Accordingly, if the market price of the Common Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.02 more per share than if the shares were sold in the open market (based on the current per share redemption price). OCA cannot assure stockholders that they will be able to sell their Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. OCA believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if OCA does not complete a Business Combination on or before the Original Termination Date.

Reasons for the Extension Amendment Proposal

OCA’s Certificate of Incorporation provides that OCA has until January 20, 2023 to complete a Business Combination. OCA and its officers and directors agreed that they would not seek to amend OCA’s Certificate of Incorporation to allow for a longer period of time to complete a Business Combination unless OCA provided holders of its Public Stock with the right to seek redemption of their Public Stock in connection therewith. The Board believes that it is advisable and in the best interests of OCA stockholders that the Charter Extension be obtained so that OCA will have a limited additional amount of time to consummate a Business Combination. Without the Charter Extension, OCA believes that OCA may not be able to complete a Business Combination on or before January 20, 2023. If that were to occur, OCA would be required to cease all operations except for the purpose of winding up, redeem out of funds lawfully available therefor all then outstanding Public Shares, and dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Extension Amendment Proposal is essential to allowing OCA additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. OCA will not proceed with the Charter Extension if OCA will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the Stockholder Meeting, the Lender shall make a deposit into the Trust Account of the lesser of (a) $270,000 or (b) $0.18 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by OCA to the Lender.

In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that OCA has not consummated a Business Combination by April 20, 2023, without approval of OCA’s public stockholders, OCA may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date extend the Termination Date up to nine times, each by one additional month (for a total of up to twelve additional months to complete a Business Combination), provided that the Lender will deposit into the Trust Account for each such monthly extension, the lesser of (a) $90,000 or (b) $0.06 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting for an aggregate deposit of up to the lesser of (x) $810,000 or (y) $0.54 for each share of Public Stock that is not redeemed in connection with the Stockholder Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by OCA to the Lender. If OCA completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants. If OCA does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. For illustrative purposes, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective and OCA takes the maximum time to complete a Business Combination, the redemption price per share at the meeting for such Business Combination or OCA’s subsequent liquidation would be approximately $10.99 per share of Public Stock, based on the aggregate amount on deposit in the Trust Account of approximately $153,489,126.88 as of December 27, 2022, and an aggregate of $0.72 to be deposited by the Lender, divided by the total number of then outstanding Public Stock (assuming no Public Stock is redeemed in connection with the Stockholder Meeting, and not giving effect to the accrual of any further interest or any interest to be released to OCA to pay its franchise and income taxes), in comparison to the redemption price as of December 27, 2022 of approximately $10.27 per share.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, a Business Combination is not completed on or before the Original Termination Date, then, as contemplated by and in accordance with the Certificate of Incorporation, OCA will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Public Stock, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to OCA’s warrants, which may expire worthless in the event OCA dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, OCA shall file the Charter Amendment with the Delaware Secretary of State and the Charter Extension will become effective. OCA will then continue to attempt to consummate a Business Combination until the Charter Extension Date. OCA will remain a reporting company under the Exchange Act and its Common Stock and Public Warrants will remain publicly traded during this time.

In addition, OCA will not proceed with the Charter Extension if OCA will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

Interests of the Sponsor and OCA’s Directors and Officers

When considering the recommendation of the Board, OCA stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of OCA have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to OCA stockholders that they approve the Extension Amendment Proposal. OCA stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        the fact that the Sponsor paid $7,057,500 for 7,057,500 Private Placement Warrants, each of which is identical to the Public Warrants, except that so long as they are held by the Sponsor or its permitted transferees, the Private Placement Warrants (i) will not be redeemable by OCA, (ii) may not (including the Class A Common Stock issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of OCA’s initial Business Combination, and (iii) may be exercised by the holders on a cashless basis. If the Extension Amendment Proposal is not approved and OCA does not consummate a Business Combination by January 20, 2023, then a portion of the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants held by our Sponsor will be worthless;

•        the fact that the Sponsor (and certain of OCA’s officers and directors who are members of the Sponsor), have invested in OCA an aggregate of $9,615,000, comprised of the $25,000 purchase price for 3,737,500 shares of Common Stock, the $7,057,500 purchase price for 7,057,500 Private Placement Warrants, the $2,247,500 outstanding under a working capital loan made by the Sponsor to OCA and less than $285,000 in aggregate fees due and out-of-pocket expenses to be repaid by OCA. Assuming a trading price of $10.25 per share of Common Stock and $0.0099 per Public Warrant (based upon the respective closing prices of the Common Stock and the Public Warrants on Nasdaq on December 27, 2022), the 3,737,500 shares of Common Stock and the 7,057,500 Private Placement Warrants would have an implied aggregate market value of approximately $38,379,244.20. Even if the trading price of the shares of Common Stock were as low as $1.90 per share, the aggregate market value of the Common Stock alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in OCA by the Sponsor (and certain of OCA’s officers and directors who are members of the Sponsor). As a result, if a Business Combination is completed, the Sponsor (and certain of OCA’s officers and directors who are members of the Sponsor) is likely to be able to make a substantial profit on its investment in OCA at a time when the Common Stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and OCA liquidates without completing a Business Combination before January 20, 2023, the Sponsor (and BOCA’s officers and directors who are members of the Sponsor) will lose its entire investment in OCA;

•        the fact that the Sponsor and OCA’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock held by them if the Extension Amendment Proposal is not approved and OCA fails to complete a Business Combination by January 20, 2023;

•        the indemnification of OCA’s existing officers and directors and the liability insurance maintained by OCA;

•        the fact that the Sponsor and OCA’s officers and directors will lose their entire investment in OCA and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by January 20, 2023. As of November 30, 2022, the total aggregate amount of out-of-pocket expenses expected to be repaid by OCA upon consummation of a Business Combination is less than $285,000; and

•        the fact that the Sponsor has agreed that it will be liable to OCA if and to the extent any claims by a third party for services rendered or products sold to OCA, or a prospective target business with which OCA has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.15 per share of Public Stock and (ii) the actual amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act or 1933, as amended. However, OCA has not asked the Sponsor to reserve for such indemnification obligations, nor has OCA independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of OCA. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem, out of funds lawfully available therefor, their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension and the availability of lawful funds, any stockholder holding Common Stock may demand that OCA redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $10.27 per share as of December 27, 2022), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, OCA will, subject to sufficient lawful funds being available, redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting. However, OCA will not proceed with the Charter Extension if OCA will not have at least $5,000,001 of net tangible assets after taking into account all Redemptions. In that case the Charter Extension will not become effective and, promptly following the Original Termination Date, the Company will cease operating, redeem the Public Stock out of funds lawfully available therefor, and dissolve pursuant to the DGCL and the Certificate of Incorporation.

As a holder of Common Stock, you will be entitled to receive cash for any Common Stock to be redeemed only if you:

(i)     (a) hold Common Stock or (b) hold Common Stock through Units and elect to separate your Units into the underlying Common Stock and Public Warrants prior to exercising your redemption rights with respect to the Common Stock;

(ii)    submit a written request to the Transfer Agent, in which you (a) request that OCA redeem all or a portion of your Common Stock for cash, and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

(iii)   deliver your Common Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on January 13, 2023 (two business days prior to the initially scheduled Stockholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of OCA that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Common Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.

Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Common Stock with respect to more than an aggregate of 15% of the outstanding shares of Public Stock, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding shares of Public Stock, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Public Stock on December 27, 2022, the most recent practicable date prior to the date of this proxy statement, was $10.25 per share. The cash held in the Trust Account on December 27, 2022 was approximately $153,489,126.88 (including interest not previously released to OCA to pay its franchise and income taxes) (approximately $10.27 per share of Public Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. OCA cannot assure its stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares of Public Stock (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Extension Amendment Proposal. Broker non-votes, if any, will also have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

As of the date of this proxy statement, the Sponsor and OCA’s officers and directors intend to vote all Common Stock owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor owns approximately 20% of the issued and outstanding shares of Common Stock and OCA’s officers and directors do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor, approval of the Extension Amendment Proposal will require the affirmative vote of at least 8,409,376 shares of Public Stock (or approximately 56.25% of the Public Stock).

Recommendation of the Board

BOARD UNANIMOUSLY RECOMMENDS THAT OCA STOCKHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or to approve the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by OCA’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal. In such events, the Charter Extension would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal. Broker non-votes, if any, will also have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Sponsor and OCA’s officers and directors intend to vote any Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Sponsor owns approximately 20% of the issued and outstanding shares of Common Stock and OCA’s directors and officers do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor, approval of the Adjournment Proposal will require the affirmative vote of at least 5,606,251 shares of Common Stock held by public stockholders (or approximately 37.5% of the Public Stock) if all Public Stock are represented at the Stockholder Meeting and cast votes, and the affirmative vote of at least 934,376 shares of Public Stock (or approximately 6.25% of the Public Stock) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OCA STOCKHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) of public shares that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold Public Stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

•        financial institutions or financial services entities;

•        broker-dealers;

•        S corporations;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        tax-qualified retirement plans;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents or citizens of the United States;

•        persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•        persons subject to the alternative minimum tax;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations;

•        corporations that accumulate earnings to avoid U.S. federal income tax;

•        “qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•        accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•        foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•        passive foreign investment companies or their stockholders; or

•        Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. OCA has not sought, and OCA does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any Unit consisting of one share of Common Stock and one-half (1/2) of one warrant (with a whole warrant representing the right to acquire one share of Common Stock) is separable at the option of the holder, OCA is treating each share of Common Stock and one- half (1/2) of one warrant to acquire one share of Common Stock held by a holder in the form of a single Unit as separate instruments and is assuming that the Unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Stockholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Public Stock that elect to have their Public Stock redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•        any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General

The U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Stock that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Stock will depend on whether the redemption qualifies as a sale of the Public Stock redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in OCA or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Stock owned directly, Public Stock owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of OCA’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of OCA’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of OCA. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in OCA. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority Stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution as discussed below.

Redemption of Public Stock Treated as Corporate Distribution

If the redemption is treated as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If the redemption is treated as a corporate distribution treated as dividend, such dividends paid to a Redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Stock as discussed below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Stock will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Stock, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

Redemption of Public Stock Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition of Public Stock, a Redeeming U.S. Holder will generally recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Public Stock is held as part of a Unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Public Stock based upon the then fair market values of the Public Stock and the one-half (1/2) of one warrant included in the Unit) and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Public Stock so redeemed. A Redeeming U.S. Holder’s adjusted tax basis in its Public Stock generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a Unit allocated to a share of Public Stock or the Redeeming U.S. Holder’s initial basis for Public Stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Any such capital gain or loss will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for the Public Stock so disposed of exceeds one year. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations. However, it is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements for long-term capital gain or loss.

If a Redeeming U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming U.S. Holder.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC STOCK PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Certain U.S. Federal Income Tax Considerations to Non-U.S. Stockholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Public Stock that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Stock that so redeems its Public Stock and is not a Redeeming U.S. Holder.

Tax Treatment of the Redemption — In General

Except as otherwise discussed in this section, the characterization of a redemption for a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be characterized in the same manner as a U.S. Stockholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Stockholders.”

Redeeming Non-U.S. Holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Redemption of Public Stock Treated as a Corporate Distribution

If the redemption qualifies as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles, and provided such dividends are not effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in such Redeeming Non-U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming

Non-U.S. Holder’s Public Stock as discussed below. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (see “— Redemption of Public Stock Treated as a Sale or Other Disposition” below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

The withholding tax does not apply to dividends paid to a Redeeming Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Redeeming Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Redeeming Non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

Redemption of Public Stock Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale or other disposition of Public Stock unless:

•        the gain is effectively connected with the conduct of a trade or business by the Redeeming Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder);

•        the Redeeming Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•        we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Redeeming Non-U.S. Holder held Public Stock, and, in the case where the shares of Public Stock are regularly traded on an established securities market, the Redeeming Non-U.S. Holder has owned, directly or constructively (including through ownership of warrants) more than 5% of the shares of Public Stock at any time within the shorter of the five-year period preceding the disposition or such Redeeming Non-U.S. Holder’s holding period for the shares of Public Stock. There can be no assurance that the Public Stock will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Redeeming Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). Gain described in the second bullet point above will be subject to a 30% U.S. federal income tax rate.

If the third bullet point above applies to a Redeeming Non-U.S. Holder, gain recognized by such holder on the disposition of the Public Stock will be subject to tax at generally applicable U.S. federal income tax rates. We cannot determine whether we will be a U.S. real property holding corporation in the future until we complete a Business Combination. We will be classified as a U.S. real property holding corporation if the fair market value of our “U.S. real property interests” equals or exceeds 50 percent of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.

If a Redeeming Non-U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming Non-U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming Non-U.S. Holder.

FATCA Withholding

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% on payments of dividends on our Public Stock, to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other Non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition proceeds from our Public Stock. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Holders of Public Stock are urged to consult their tax advisors regarding the effects of FATCA on their investment in our securities.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any Stockholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Stock.

BUSINESS OF OCA AND CERTAIN INFORMATION ABOUT OCA

References in this section to “we,” “our,” or “us” refer to OCA Acquisition Corp.

General

We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies.

IPO and Private Placement

On January 20, 2021, OCA consummated its IPO of 14,950,000 Units, at a price of $10.00 per Unit generating gross proceeds of $149,500,000, which includes the full exercise of the underwriter’s option to purchase an additional 1,950,000 Units at the IPO’s price to cover over-allotments. The securities in the offering were registered under the Securities Act of 1933, as amended, on a registration statement on Form S-1 (No. 333-251617). The SEC declared the registration statement effective on January 14, 2021.

Simultaneously with the closing of the IPO, it consummated the sale of 7,057,500 Private Placement Warrants to the Sponsor at a price of $1.00 per Unit, generating gross proceeds of $7,057,000, which includes the full exercise if the underwriters’ over-allotment option is exercised in full.

Following the closing of the IPO on January 18, 2021 and the full exercise of the underwriters’ over-allotment, $151,742,500 from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act. OCA currently intends, prior to the Stockholder Meeting, to instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of OCA. Interest on such deposit account is currently approximately 2.5-3.0% per annum, but such deposit account carries a variable rate and OCA cannot assure you that such rate will not decrease or increase significantly.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of OCA’s common stock as of December 28, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of OCA’s common stock, by:

•        each person known by OCA to be the beneficial owner of more than 5% of OCA’s outstanding Common Stock;

•        each of OCA’s executive officers and directors that beneficially owns shares of OCA’s Common Stock; and

•        all OCA’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 18,687,500 shares of common stock issued and outstanding as of December 28, 2022. The table below does not reflect record of beneficial ownership of any shares of common stock issuable upon exercise of the warrants because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
OCA Acquisition Holdings LLC(2)(3)	3,737,500	20.0%
David Shen(3)	—	—
Jeffrey Glat(3)	—	—
Daniel Mintz(3)	—	—
Alec Ellison(4)	—	—
Gary Bennett(4)	—	—
Christine Houston(4)	—	—
Emmanuel Pitsilis(4)	—	—
Jacob Robbins(4)	—	—
All executive officers and directors as a group (eight individuals)(2)	3,737,500	20.0%
Other 5% Owners	—	—
Karpus Investment Management(5)(6)	2,893,731	19.4%
Saba Capital Management, L.P.(5)(7)	795,529	5.4%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o OCA Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, New York 10022.

(2)      Interests shown consist solely of founder shares, classified as shares of Class B common stock, consisting of 3,737,500 shares issued and outstanding as of March 31, 2022. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment, as described in the section of this report entitled “Description of Securities.”

(3)      OCA Acquisition Holdings LLC is the record holder of the shares reported herein. Olympus Capital Asia V, L.P. currently is the majority and managing member of OCA Acquisition Holdings LLC. Messrs. Shen, Glat and Mintz are managing directors of Olympus Capital, the investment adviser to Olympus Capital Asia V, L.P., and each own indirect interests in Olympus Capital Asia V, L.P. As such, each such person may be deemed to have or share beneficial ownership of the Class B Common Stock held directly by OCA Acquisition Holdings LLC. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      OCA Acquisition Holdings LLC is the record holder of the shares reported herein. Each of Messrs. Ellison, Bennett, Pitsilis and Robbins and Ms. Houston own non-managing member interests in OCA Acquisition Holdings LLC and have no power to vote or dispose of our shares owned by OCA Acquisition Holdings LLC. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)      Interests shown consist solely of Class A common stock, consisting of 14,950 shares issued and outstanding as of March 31, 2022.

(6)      According to a Schedule 13G filed with the SEC on June 10, 2021, as amended on February 14, 2022 (the “Schedule 13G”) by Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus”). Karpus is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940 and shares of Class A common stock reported in the Schedule 13G are owned directly by the accounts managed by Karpus. The business address of Karpus is 183 Sully’s Trail, Pittsford, New York 14534.

(7)      According to a Schedule 13G filed with the SEC on May 27, 2021, as amended on February 14, 2022 (i) Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), (ii) Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and (iii) Mr. Boaz R. Weinstein (together, the “Reporting Persons”). The funds and accounts advised by Saba Capital have the right to receive the dividends from and proceeds of sales from the common stock. The business address of the Reporting Persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Charter Amendment is filed, OCA’s first annual meeting of stockholders will be held no later than December 31, 2023. If the Extension Amendment Proposal is not approved and a Business Combination is not consummated, there will be no further annual meetings of OCA. You should direct any proposals to OCA’s Chief Executive Officer at OCA Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105.

HOUSEHOLDING INFORMATION

Unless OCA has received contrary instructions, OCA may send a single copy of this proxy statement to any household at which two or more stockholders reside if OCA believes the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce OCA’s expenses. However, if stockholders prefer to receive multiple sets of OCA’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of OCA’s disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at OCA Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

OCA files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on OCA at the SEC web site, which contains reports, proxy statements and other information, at: www.sec.gov.

This proxy statement is available without charge to stockholders of OCA upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Stockholder Meeting, you should contact OCA in writing at OCA Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105 or by telephone at (212) 201-8533.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for OCA, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing OCA@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than January 10, 2023.

Annex A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
OCA ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

OCA ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is “OCA Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 28, 2020 (the “Original Certificate”). An amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 14, 2021 (the “Amended and Restated Certificate of Incorporation”).

2.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.      The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)      Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on December 23, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by April 20, 2023 (the “Termination Date”) (or up to January 20, 2024, if applicable under the provisions of this Section 9.1(b) below) and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” In the event that the Corporation has not consummated an initial Business Combination by the Termination Date, the Board of Directors may, without another stockholder vote, elect to extend the period of time to consummate a Business Combination on a monthly basis for up to nine times by an additional one month each time after April 20, 2023, by resolution of the Board of Directors if requested by OCA Acquisition Holdings LLC (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until January 20, 2024, provided that the Sponsor (or one or more of its affiliates or permitted designees) (the “Lender”) will deposit into the Trust Account the lesser of $90,000 or $0.06 for each then-outstanding Offering Share for each such monthly extension for an aggregate deposit of up to the lesser of $810,000 or $0.54 for each then-outstanding Offering Share (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Corporation to the Lender. If the Corporation completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts

Annex A-1

loaned under such promissory note into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants issued to the Sponsor. If the Corporation does not complete a Business Combination by the Termination Date, the loans will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

5.      The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated an initial Business Combination by the Termination Date (or up to January 20, 2024, if applicable under the provisions of Section 9.1(b)), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

6.      The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Termination Date (or up to January 20, 2024, if applicable under the provisions of Section 9.1(b)) or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

Annex A-2

IN WITNESS WHEREOF, OCA Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this day of             , 2023.

OCA ACQUISITION CORP.
By:
Name:	David Shen
Title:	Chief Executive Officer

Annex A-3

PROXY CARD OCA Acquisition Corp. 1345 Avenue of the Americas, 33rd Floor New York, NY 10105 SPECIAL MEETING OF STOCKHOLDERS OF OCA ACQUISITION CORP. YOUR VOTE IS IMPORTANT THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING TO BE HELD ON JANUARY 18, 2023. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December 30, 2022, in connection with the special meeting of stockholders (the “Stockholder Meeting”) of OCA Acquisition Corp. (“OCA”) to be held at 11:00 a.m. Eastern Time on January 18, 2023, via a virtual meeting at http://www.cstproxy.com/ocaacquisition/2023, and hereby appoints David Shen and Jeffrey Glat, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of OCA registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. (Continued and to be marked, dated and signed on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Proposal No. 1 — The Extension Amendment Proposal — To amend OCA’s amended and restated certificate of incorporation to extend the date (the “Termination Date”) by which OCA has to consummate an initial business combination from January 20, 2023 (the “Original Termination Date”) to April 20, 2023 (the “Charter Extension Date”) and to allow OCA, without another stockholder vote, to elect to extend the Termination Date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time after the Charter Extension Date, by resolution of OCA’s board of directors, if requested by OCA Acquisition Holdings LLC, a Delaware limited liability company, and upon five days’ advance notice prior to the applicable Termination Date, until January 20, 2024 or a total of up to 12 months after the Original Termination Date, unless the closing of an initial business combinationshall have occurred prior thereto (the “Extension Amendment Proposal”). Proposal No. 2 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share, and Class B common stock, par value $0.0001 per share in the capital of OCA represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal. , Please mark vote as indicated in this example FOR AGAINST ABSTAIN , 2023 Signature (Signature if held Jointly) Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.